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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                   May 4, 2007
                           ----------------------------

                             CEC ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)


  Kansas                              0-15782                         48-0905805
(State or other jurisdiction of (Commission File Number)          (IRS Employer
incorporation or organization)                               Identification No.)
                            4441 West Airport Freeway
                               Irving, Texas 75062
                     (Address of principal executive offices
                                  and zip code)

                                 (972) 258-8507
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written  communications  pursuant to Rule 425 under the  Securities Act
     (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

                                        2
Item 2.02:  Results of Operations and Financial Condition

The information furnished in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of such section.

On May 1, 2007, CEC Entertainment, Inc. issued a press release announcing financial results for the fiscal first quarter ended April 1, 2007. A copy of the press release has been furnished as an Exhibit to a separate report on Form 8-K, dated May 2, 2007. Following the issuance of the press release, the Company held a conference call ("Conference Call") on May 1, 2007 to discuss the Company's results set forth in the press release. A transcript of the Conference Call is attached as Exhibit 99 to this Current Report on Form 8-K.

 Item 9.01: Financial Statements and Exhibits

 (c) Exhibits
 99   Transcript  of   Conference   Call   conducted  by  CEC
     Entertainment, Inc. on May 1, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CEC ENTERTAINMENT, INC.

Date:  May 4, 2007                        By: /s/ Christopher D. Morris
                                              ---------------------------------
                                                Christopher D. Morris
                                                Executive Vice President
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description

99 Transcript of Conference Call conducted by CEC Entertainment, Inc. on May 1, 2007.